EXHIBIT 10.34

                                 PROMISSORY NOTE

$145,000.00                                                     November 8, 1999


     FOR VALUE RECEIVED, the undersigned, Outlook Sports Technology, Inc., a corporation located at 100 Grand Street, New York, NY 10013 ("Borrower"), promises to pay to the order of Jim G. Dodrill II ("Lender"), the principal sum of One Hundred Forty Five Thousand Dollars ($145,000) or such lesser amount as set forth below, which shall be due and payable, together with interest thereon calculated at the prime lending rate per annum, on December 1, 1999 (the "Maturity Date").

     Borrower may repay all or any portion of the amount hereof without penalty at any time and from time to time prior to the Maturity Date.

     All payments shall be payable in lawful money of the United States of America in immediately available funds at the office of the Lender or his assignee.

     Borrower hereby waives presentment, demand for payment, notice of dishonor or acceleration, protest and notice of protest, and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note.

     This Note shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of the Lender and his successors and assigns. This Note shall be governed as to validity, interpretation and effect by the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, irrespective of any form in which any action may be brought to enforce or secure an interpretation of this Note and irrespective of the place of business, address or domicile of Borrower or the Company.

     IN WITNESS WHEREOF, the undersigned has executed this Promissory Note on the day and year first above written.

                                            OUTLOOK SPORTS TECHNOLOGY, INC.

                                    BY: /S/ PAUL BERGER
                                            Paul Berger, Chief Executive Officer